Agreement of Lease, made as of this       19th       day of August 1996, between
     Andim  LTD.,  c/o RVP  Management  Corp.,  130 Madison Ave, New York,  N.Y.
10016

party of the first part, hereinafter referred to as OWNER, and
     CyberShop, Inc.
                    party of the second part, hereinafter referred to as TENANT,

Witnesseth:     Owner hereby leases to Tenant and Tenant hereby hires from Owner

     The entire third floor
in the building known as 130 Madison Avenue in the Borough of Manhattan, City of New York, for the term of Ten (10) years

     (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of September nineteen hundred and ninety six, and to end on the 31st day of August two thousand and six both dates inclusive, at an annual rental of $32,400 from September 1st, 1998 till August 31st, 2006 payable monthly at $2,700, and from September 1st, 1998 till August 31st, 2006 increased by four (4%) percent per annum. See attached rider.

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).
         In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.
         The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:
Rent:       1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy:  2. Tenant shall use and occupy demised premises for Offices and for no other purpose.

Tenant Alterations: 3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Tenant may make non-structural cosmetic alterations at a cost not to exceed $20,000 upon Owners consent, which shall, not be unreasonably withheld. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty Days thereafter, at Tenant's expense, by payment or filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installations, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed form the premises by Owner, at Tenant's expense.

Maintenance and Repairs: 4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensers, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, user or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures appurtenances or equipment thereof; provided, however, that except in the case of an emergency, Owner shall give to Tenant at least three (3) business days prior written notice of any such repair alteration, addition or improvement to the building or the Demised Premises or in and to any fixtures or equipment therein, which would materially interrupt the Tenant's use and enjoyment of the Demised Premises. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

Window Cleaning: 5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads: 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's manner of use of the premises or the building (including the use permitted under the lease). Notwithstanding anything to the contrary contained in this Lease, Tenant shall not be required to make any repairs or alterations to any portion of the Building other than the Demised Premises in order to comply with the Americans with Disabilities Act of 1991, as the same may be applicable and amended from time to time during the term of Lease, require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinance, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for the fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Landlord has submitted to Tenant the Certificate of Occupancy for the Building. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law.

Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

Property Loss, Damage Reimbursement Indemnity: 8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damages. Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys' fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and moveable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty.
Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d), and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, Trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replaced the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof. Notwithstanding anything to the contrary contained in Article 9, in the event that the Demised Premises or the common area of the Building through which Tenant has access to the Demised Premises are substantially or totally damaged or substantially or totally unusable by reason of a fire or other casualty and (a) cannot or is not repaired or restored by Owner within one hundred eighty (180) days subject to force majeure and Tenant delays after such fire or casualty or (b) if such damage occurs within the last nine (9) months of the term of this Lease regardless of whether or not the damage can be repaired or restored within one hundred twenty (120) days subject to force majeure and Tenant delays of the date of the fire or other casualty, Tenant may elect to terminate this Lease by written notice to Owner (i) given within ten (10) business days of the fire or other casualty (y) if the Demised Premises cannot be repaired or restored by Owner within one hundred eighty (180) days subject to force majeure and Tenant delays after such fire or casualty, or
(z) if the damage occurs within the last (9) months of the term of this Lease regardless of whether or not the damage can be repaired or restored within forty five (45) days of the date of the fire or other casualty or (ii) within one hundred eighty (180) days subject to force majeure and Tenant delays of the date of such fire or other casualty in the event that the Demised Premises are not repaired or restored by Owner within two hundred ten (210) days after such fire or casualty.

Eminent Domain: 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate form the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, Trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixture and equipment at the end of the term and provided further such claim does not reduce Owner's award. Notwithstanding anything to the contrary contained in this Article 10, in the event the term of this Lease shall cease and terminate as a result of any acquisition or condemnation by Eminent Domain, Tenant shall have the right to make a claim for the value of Tenant's alteration, additions, improvements, fixtures and equipment to the extent (i) Tenant has paid for same and the same cannot be removed and used elsewhere by Tenant

Electric Current: 12. Rates and conditions in respect to submeeting or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain. Owner shall, at Owner's sole cost and expense, maintain at all times during the term of this Lease the existing feeders to the building and the risers and wiring of the building serving the Demised Premises so that at all times during the term of this Lease, 100 amperes of electrical current can be furnished to the Demised Premises.

Access to Premises: 13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, upon reasonable advance notice to Tenants to examine to the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have he right to enter the demised premises at reasonable hours upon reasonable advance notice to Tenants for the purposes of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary upon reasonable advance notice to Tenant by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

Vault, Vault Space, Area: 14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by an federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is except with respect to matters which are the subject of the express representation by Owner contained in this lease subject to the riders annexed hereto with respect to Owner's work, if any. In any event Owner makes no representation as to the condition of the premises; provided, however, Owner does represent that to the best of its knowledge (i) Owner has not received any notice of any violations or insurance requirements with respect to the demised premises which may or could adversely affect the rights of Tenant hereunder,
(ii) there are no outstanding building permits or alteration applications with respect to the demised premises, (iii) Landlord shall be responsible for any violations of record as of the date hereof.

Bankruptcy: 16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be canceled by Owner by the sending of a written notice to Tenant within a reasonable time afer the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

                       (b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so fair re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under SECTION 235 of Title 11 of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if such default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and shall not have diligently commenced curing such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written ten (10) days notice of cancellation of this lease upon Tenant, and upon the expiration of said ten (10) days, this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such ten (10) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

                  (2) If the notice  provided  for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and disposes Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or other wise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term or this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decoration in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate ro be construed to release Tenant from liability hereunder as aforesaid the demised premises, or in the event that the demised premises are re-let. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy, in law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and Expenses: 19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys' fees, in instituting, prosecuting or defending any action or proceeding, and prevails in any such action or proceeding then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default beyond any applicable notice and/or grace period shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner, as damages.

Building Alterations and Managements: 20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change then name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations by Owner: 21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession or the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects and any matter which is the subject of an Owner representation expressly set forth in this Lease. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term: 22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment: 23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, within any applicable grace period, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession: 24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, under tenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in condition required by this lease. If permission is given to Tenant to enter into the possession of the demises premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease except the obligation to pay the fixed annual rent set forth in the preamble to this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of
Section 223-a of the New York Real Property Law.

No Waiver: 25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trail by Jury: 26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

Inability to Perform: 27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alternations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures, or other materials if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Bills and Notices: 28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first herein above given or at such other address as Owner shall designate by written notice.

Services Provided by Owners: 29. Owner shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory purposes, but if tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by
Tenant, it shall be done at Tenant's sole expense, in a manner reasonably satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) If the demised premises are serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at Tenant's expense. RIDER to be added in respect to rates and conditions for such additional service; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, electric, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof; provided, however, that owner agrees to give Tenant not less than three (3) business days prior notice of any repairs, alterations, replacements or improvements to the building or the building systems which may materially interrupt the Tenant's use and enjoyment of the Demised Premises, except in the case of an emergency. If the building of which the demised premises are a part supplies manually operated elevator service, Owner at any time may substitute automatic control elevator service and proceed diligently with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder.

Captions: 30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions: 31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind; or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. the words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days as observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation-Shoring: 32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant upon not less than five (5) business days prior written notice to Tenant, unless due to an emergency shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations: 33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof.

Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Security: 34. Tenant has deposited with Owner the sum of $5,400 being paid by Hard Rock Travel as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Estoppel Certificate: 35. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default. Owner, at any time, and from time to time, but not more than once per year upon at least ten (10) days prior notice by Tenant, shall execute, acknowledge and deliver to Tenant, and or to any other person, firm, corporation specified by Tenant a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent an additional rent have been paid, the total amount of security held and the interest thereon if any, and stating to Landlord's knowledge whether or not there exists any default by Tenant under the Lease, and, if so, specifying each such default.

Successors and Assigns: 36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

--------------------------------
Space to be filled in or deleted

IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

WITNESS FOR OWNER:

-------------------------------                  -------------------------------

WITNESS FOR TENANT:

-------------------------------                  -------------------------------
                                                 AGENT FOR LANDLORD

                                                 -------------------------------

                                                 -------------------------------
                                                 CYBERSHOP JEFFREY TAUBER

                                ACKNOWLEDGMENTS

CORPORATE OWNER
STATE OF NEW YORK, s.s.:
County of

On this     day of     , 19 , before me  personally  came         , to me known,
who being by me duly sworn, did depose and say that he resides in that he is the
              of                         the corporation  described in and which
executed the foregoing instrument, as OWNER; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

INDIVIDUAL OWNER
STATE OF NEW YORK, s.s.:
County of

     On this   day of    , 19 , before me  personally came                 to be
known and known to me  to be the  individual              described in and  who,
as OWNER,  executed  the  foregoing  instrument  and  acknowledged  to  me  that he executed the same.

CORPORATE TENANT
STATE OF NEW YORK, s.s.:
County of

     On this   day of    , 19 , before  me  personally  came ,
to me  known, who being by me duly sworn,  did depose and say that he resides in
                      that he is the                      of
the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

INDIVIDUAL TENANT
STATE OF NEW YORK, s.s.:
County of

     On this   day of    , 19 , before  me personally came
to be known and known to me to be the  individual                  described  in
and who, as TENANT,  executed the foregoing  instrument and  acknowledged  to me
that                      executed the same.

GUARANTY
     FOR VALUE RECEIVED, and in consideration for, and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the premises as a "statutory tenant." As a further inducement to Owner to make this lease and in consideration thereof, Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the terms of this lease or of this guarantee that Owner and the undersigned shall and do hereby waive trial by jury.

Dated:                                                             19
      ------------------------------------------------------------    ----------

------------------------------------------------------------------
Guarantor

------------------------------------------------------------------
Witness

------------------------------------------------------------------
Guarantor's Residence

------------------------------------------------------------------
Business Address

------------------------------------------------------------------
Firm Name

State of New York                  )    ss,:

COUNTY OF                          )

On this          day of                         , 19                    , before
me personally came______________________________________________________________
to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

                                        ----------------------------------------
                                                       Notary

                             IMPORTANT - PLEASE READ
                             -----------------------

                     RULES AND REGULATIONS ATTACHED TO AND
                           MADE A PART OF THIS LEASE
                         IN ACCORDANCE WITH ARTICLE 33.


1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug, or other article shall be hung or shaken out of any window of the building and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premise if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease or which these Rules and Regulations are a part.

9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant, shall give notice in writing to the building superintendent prior to 3:00 p.m. in the case of services required on week days, and prior to 3:00 P.M. on the day prior in case of after hours service required on weekends or on holidays. Tenant shall cooperate with Owner in obtaining maximum effectiveness of the cooling system by lowering and closing venetian blinds and/or drapes and curtains when the sun's rays fall directly on the windows of the demised premises.

14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Owner's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate.

15. Refuse and Trash. (1) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations of all state, federal, municipal, and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. Such separate receptacles may, at Owner's option, be removed from the demised premises in accordance with a collection schedule prescribed by law. Tenant shall remove, or cause to be removed by a contractor acceptable to Owner, at Owner's sole discretion, such items as Owner may expressly designate. (2) Owner's Rights in Event of Noncompliance. Owner has the option to refuse to collect or accept from Tenant waste products, garbage, refuse or trash (a) that is not separated and sorted as required by law or (b) which consists of such items as Owner may expressly designate for Tenant's removal, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Building Rule 15, and, at Tenant's sole cost and expense, shall indemnity, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Owner.

Address

Premises
================================================================================

                                       TO

================================================================================
                                STANDARD FORM OF


                                  OFFICE LEASE

                    The Real Estate Board of New York, Inc.

                    (c) Copyright 1994. All rights Reserved.
                          Reproduction in whole or in
                                part prohibited.
================================================================================


Dated                                        19


Rent per Year




Rent Per Month



Term
From
To


Drawn by
        ------------------------------------------------------------------------
Checked by
          ----------------------------------------------------------------------
Entered by
          ----------------------------------------------------------------------
Approved by
           ---------------------------------------------------------------------

Precedence

41. Wherever the provisions of the printed portion of this Lease may be inconsistent with the provisions of this rider, the provisions of this rider shall supersede said printed Lease and shall be deemed to take precedence in all respects.

Electricity

42. Landlord agrees to provide tenant with basic operating light fixtures in the ceiling from which tenant can draw light. Landlord also agrees to install at Landlord's sole cost and expense, switches for turning on and off the light. Anything else contained in this lease not withstanding, Landlord is under no obligation to furnish to or for tenant any electric current, wiring, or other equipment other than that already stated in this paragraph. Tenant will make it's own arrangements at its sole cost and expense to obtain electric current in the leased premises from the date of the signing of this lease. Notwithstanding anything to the contrary contained in this Paragraph 42, Landlord represents that all electrical wiring and electrical sockets exist in the demised premises and are in proper working order on the date of possession, or the beginning of the term, whichever is earlier. Further, Tenant's electrical use will not overload the building's electrical system.

Late Charges

43. All rent for each month is due on the first of that month. In the event that any payment herein provided for by Tenant to Landlord shall become overdue for a period in excess of fifteen (15) days, then at Owner's option a "late charge" for such period immediately due and owing to landlord as additional rent by reason of the failure of Tenant to make prompt payment, at the rate of $.03 for each dollar so overdue. However, in the event said late charge shall be imposed three (3) times in any year during the term, thereafter the grace period hereunder shall be reduced to ten (10) days and the late charge hereunder shall be increased to $.05 for each dollar so overdue.

Insurance

44. Tenant agrees at all times during the term of this Lease, at its sole cost and expense, to carry general liability insurance for the benefit of landlord indemnifying landlord against loss and liability in connection with personal injury or death or property damage from any accident in or about the demised premises and the appurtenances. Such insurance at the commencement of the term hereof and thereon shall provide protection to the limit of at least $1,000,000 in the event of injury to persons or property. Such insurance shall be carried by an insurance company or companies reasonably acceptable to landlord, and Tenant shall from time to time deliver to landlord the policy or policies of insurance or certificates thereof evidencing the payment of the premium therefore and shall furnish to landlord at least ten (10) days prior to the expiration of any such policy a new policy or certificate in lieu thereof with evidence of the payment or premium therefore. In the event Tenant shall fail to provide the aforesaid insurance, landlord shall have the right but not the obligation, after giving Tenant seven (7) days written notice by certified mail, to procure and pay for such insurance, and Tenant shall reimburse landlord the cost thereof together with interest at the then maximum legal rate on the amount payment from the date of payment to the date of reimbursement.

Fire Insurance

45. Tenant agrees at all times during the term of this lease, at his sole cost and expense to carry his own Fire Insurance in connection with any personal injury or property damage from any accident in or about the demised premises and appurtenances. Such insurance from the commencement of this lease and thereon shall provide protection to the demised premises as long as this lease is in effect. Tenant shall deliver to landlord a photocopy of said policy within thirty (30) days of the commencement of this lease. In the event that Tenant shall fail to provide said insurance, landlord may at his discretion after giving Tenant seven (7) days written notice by certified mail, to procure and pay for such insurance, and Tenant shall reimburse landlord the cost thereof together with a two hundred dollar ($200.00) service fee.

Notices

46. All notices, demands and requests required under this Lease shall be in writing and shall be deemed to have been properly given if personally served or sent by United States registered or certified mail, postage prepaid, addressed as follows:

To landlord:

                           c/o RVP Management Corp.
                           130 Madison Avenue - 2nd Floor
                           New York, NY 10016

To Tenant:

or such other addresses landlord or Tenant, as the case may be, shall from time to time designate by notice given to the other. All notice properly addressed shall be deemed served on the date of mailing or date of personal service, as provided in this Article.

USE OF PREMISES

47. Tenant shall not commence using premises for any purpose which may require any form of license, authority or variance (including but not limited to zoning) without first obtaining such license authority or variance from the proper authorities.

Brokerage

48. Landlord and Tenant warrant and represent to each other that they have had no dealings of any kind whatsoever with any broker or other party in connection with this Lease other than Madison International R.E., and each party hereby agrees to indemnify and hold the other party harmless from and against any and all claims, loss, liability, cost and expenses (resulting from any claim or demand for commissions or other compensation by any other broker, finder or similar person who claims to have brought about this lease) arising as a result of a breach of the indemnifying party's representations as set forth herein. The provisions of this Article shall survive the termination of this Lease.

Assignment
49. Tenant may not sublet, assign or transfer by operation of law or otherwise any portion of tenant's interest in this Lease with out express written consent from landlord. Such written consent shall not be unreasonably withheld. Any attempts to assign or sublet premises without written consent shall be null and void.

REFUSE DISPOSAL
50. Tenant shall make arrangements at his sole cost and expense for the disposal and transport of any refuse generated by himself or his business at the above described leased location. If Tenant does not arrange for proper disposal of his garbage and refuse, landlord shall have the right but not the obligation after giving Tenant seven (7) days prior notice by certified mail, to arrange for the transport and disposal of same, and Tenant shall be obligated to reimburse the landlord for the cost thereof together with a $200.00 service fee.

SECURITY DEPOSIT
51. Tenant shall pay the equivalent of two months rent or $5,400.00 as security deposit at the time of the signing of this lease. This security deposit shall be increased each year (on May 1st) as the monthly rent herein increases as per Article No. 58 of this rider. All other monthly rent shall be due on the First of the month for which rent is applied as described in Article No. 1 & 59.

52. The Tenant shall pay as additional rent $20.00 per month for the sprinkler system. In the event the charge made for the said system is increased above the amount paid at the time of the execution of this lease, the tenant agrees to pay one-sixth (1/6) of such increase each month in addition to the said $20.00.

53. In the event of an interruption in elevator service because of the conversion of the elevator to self-service operation, the Tenant shall have no claim against the Landlord or anyone else for interruption to his business.

54. Tenant will be responsible for his electrical consumption and will maintain his own account with Consolidated Edison.

55. In the event of a conflict between the language of the body of the lease and riders hereto, the language of the rider will prevail.

WATER DAMAGE
56. Not withstanding anything herein to the contrary, Landlord shall not be responsible for any water damage sustained by tenant and tenant hereby covenants to carry its own insurance covering water damage.

BROKEN LEASE
57. If the Tenant breaks or attempts to terminate his lease either by giving notice or by actually moving from the premises, Tenant agrees to forfeit his entire security deposit to Landlord in addition to any and all other rent that may be due at that time for the demised premises. - Notwithstanding anything to the contrary contained in this Article 57, Tenant shall have the option to terminate this Lease Agreement at the end of year five (5) by providing Landlord with ninety (90) days written notice of termination.

RENT SCHEDULE
58. The rent for the demised premises is as follows:

     YEAR    ANNUAL         MONTHLY       YEAR    ANNUAL         MONTHLY

       1   $32,400.00      $2,700.00        6    $37,903.42     $3,158.62
       2   $32,400.00      $2,700.00        7    $39,419.55     $3,284.96
       3   $33,696.00      $2,808.00        8    $40,996.34     $3,416.36
       4   $35,043.84      $2,920.32        9    $42,636.19     $3,553.02
       5   $36,445.59      $3,037.13       10    $44,341.64     $3,695.14


TAX INCREASES
59. The tenant agrees to pay as additional rent annually during the terms of his lease 16.67% of any increase in Real Estate Taxes as such term is hereinafter defined above those for the fiscal year 1996/1997.

Such  additional  rent shall be paid when the tax  becomes  fixed and within ten
(10) days after demand therefor by the landlord and shall be collectible as additional rent. For the final year of the lease terms the tenant shall be obligated to pay only a pro-rata share of such percentage of any such increase in taxes. Tax bills (except as hereinafter provided) shall be conclusive evidence of the amount of such taxes and shall be used for the calculation of the amounts to be paid by the tenant.

The term "Real Estate Taxes" shall mean all the real estate taxes and assessments, special or otherwise, levied, assessed or imposed by Federal, State or Local Governments against or upon the building of which the demised premises form a part and the land upon which it is erected. If due to a future change in the method of taxation any franchise, income, profit or other tax, or other payments, shall be levied against landlord in whole or in part in substitution for or in lieu of any tax which would otherwise constitute a Real Estate Tax, such franchise, income, profit or other tax or payment shall be deemed to be a Real Estate Tax for the purpose hereof. If landlord should incur expenses in connection with landlord's endeavor to reduce or prevent increases in assessed valuation, tenant shall be obligated by pay as additional rent the amount computed by multiplying the percent set forth in line two (2) hereof times such expense of landlord, and such amount shall be due and payable upon demand by landlord and collectible in the same manner as annual rent. The obligation to make any payments of additional rent pursuant to this Article shall survive the expiration other termination of this lease.

EXCULPATORY CAUSE
60. In any action brought to enforce the obligations of landlord under this lease, any judgment or decree shall be enforceable against landlord only to the extent of landlord's interest in the building of which the demised premises form a part, and no such judgment shall be the basis of execution on, or be a lien on assets of landlord other than its interest in said building.

IN WITNESS WHEREOF, THE LANDLORD AND TENANT HAVE RESPECTIVELY SIGNED AND SEALED THIS LEASE AND ATTACHED RIDER THE DAY AND YEAR FIRST ABOVE WRITTEN.


ANDIM LTD.




BY
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    CYBERSHOP, INC.



BY
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WITNESSED BY:


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